                                                                    Exhibit 10.1

================================================================================



                                   INDENTURE

                                     AMONG

                                 SERVICO, INC.
                                   AS ISSUER,

                                 LODGIAN, INC.

                                      AND

                            WILMINGTON TRUST COMPANY
                                   AS TRUSTEE

                           DATED AS OF JUNE 17, 1998

                            SUBORDINATED DEBENTURES



================================================================================

                              TABLE OF CONTENTS(1)
                             ----------------------

                                                                                             PAGE
                                                                                             ----
                                            ARTICLE 1
                     DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01.  DEFINITIONS......................................................................1
SECTION 1.02.  COMPLIANCE CERTIFICATES AND OPINIONS............................................10
SECTION 1.03.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE..........................................11
SECTION 1.04.  ACTS OF HOLDERS.................................................................12
SECTION 1.05.  NOTICE, ETC., TO TRUSTEE, COMPANY AND LODGIAN...................................15
SECTION 1.06.  NOTICE TO HOLDERS OF DEBENTURES; WAIVER.........................................15
SECTION 1.07.  LANGUAGE OF NOTICES, ETC........................................................16
SECTION 1.08.  CONFLICT WITH TRUST INDENTURE ACT...............................................16
SECTION 1.09.  EFFECT OF HEADINGS AND TABLE OF CONTENTS........................................16
SECTION 1.10.  SUCCESSORS AND ASSIGNS..........................................................16
SECTION 1.11.  SEPARABILITY CLAUSE.............................................................16
SECTION 1.12.  BENEFITS OF INDENTURE...........................................................16
SECTION 1.13.  GOVERNING LAW...................................................................17
SECTION 1.14.  COUNTERPARTS....................................................................17
SECTION 1.15.  LEGAL HOLIDAYS..................................................................17
SECTION 1.16.  IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS,
               DIRECTORS AND EMPLOYEES.........................................................17

                                            ARTICLE 2
               ISSUE, DESCRIPTION, TERMS, EXECUTION, REGISTRATION AND EXCHANGE OF
                                           DEBENTURES

SECTION 2.01.  DESIGNATION, TERMS, AMOUNT AUTHENTICATION AND DELIVERY
               OF DEBENTURES...................................................................18
SECTION 2.02.  FORM OF DEBENTURE AND TRUSTEE'S CERTIFICATE.....................................20
SECTION 2.03.  DATE AND DENOMINATIONS OF DEBENTURES AND PROVISIONS FOR
               PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST......................................20
SECTION 2.04.  EXECUTION OF DEBENTURES.........................................................22
SECTION 2.05.  EXCHANGE OF DEBENTURES..........................................................23
SECTION 2.06.  TEMPORARY DEBENTURES............................................................25
SECTION 2.07.  MUTILATED, DESTROYED, LOST OR STOLEN DEBENTURES.................................25

--------
         (1) Note: This table of contents shall not, for any purpose be deemed to be part of the Indenture.

                                                                                             PAGE
                                                                                             ----
SECTION 2.08.  CANCELLATION OF SURRENDERED DEBENTURES..........................................26
SECTION 2.09.  PROVISIONS OF INDENTURE AND DEBENTURES FOR SOLE BENEFIT OF
               PARTIES AND DEBENTUREHOLDERS....................................................27
SECTION 2.10.  APPOINTMENT OF AUTHENTICATING AGENT.............................................27
SECTION 2.11.  GLOBAL DEBENTURE................................................................27
SECTION 2.12.  CUSIP NUMBERS...................................................................29

                                            ARTICLE 3
                                   SATISFACTION AND DISCHARGE

SECTION 3.01.  SATISFACTION AND DISCHARGE OF INDENTURE.........................................29
SECTION 3.02.  APPLICATION OF TRUST MONEY......................................................30
SECTION 3.03.  COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT
               DEFEASANCE......................................................................31
SECTION 3.04.  DISCHARGE AND DEFEASANCE........................................................31
SECTION 3.05.  COVENANT DEFEASANCE.............................................................31
SECTION 3.06.  CONDITIONS TO DEFEASANCE........................................................32

                                            ARTICLE 4
                                            REMEDIES

SECTION 4.01.  EVENTS OF DEFAULT...............................................................35
SECTION 4.02.  ACCELERATION OF MATURITY; RECISSION AND ANNULMENT...............................37
SECTION 4.03.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
               TRUSTEE.........................................................................39
SECTION 4.04.  TRUSTEE MAY FILE PROOFS OF CLAIM................................................40
SECTION 4.05.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
               DEBENTURES......................................................................41
SECTION 4.06.  APPLICATION OF MONEY COLLECTED..................................................42
SECTION 4.07.  LIMITATION ON SUITS.............................................................42
SECTION 4.08.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL,
               PREMIUM AND INTEREST............................................................43
SECTION 4.09.  RESTORATION OF RIGHTS AND REMEDIES..............................................43
SECTION 4.10.  RIGHTS AND REMEDIES CUMULATIVE..................................................43
SECTION 4.11.  DELAY OR OMISSION NOT WAIVER....................................................44
SECTION 4.12.  CONTROL BY HOLDERS OF DEBENTURES................................................44
SECTION 4.13.  WAIVER OF PAST DEFAULTS.........................................................44
SECTION 4.14.  UNDERTAKING FOR COSTS...........................................................45
SECTION 4.15.  WAIVER OF STAY OR EXTENSION LAWS................................................46

                                                                                             PAGE
                                                                                             ----
                                            ARTICLE 5
                                           THE TRUSTEE

SECTION 5.01.  DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING DEFAULT;
               PRIOR TO DEFAULT................................................................46
SECTION 5.02.  CERTAIN RIGHTS OF TRUSTEE.......................................................47
SECTION 5.03.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF DEBENTURES..........................49
SECTION 5.04.  MAY HOLD DEBENTURES.............................................................49
SECTION 5.05.  MONEY HELD IN TRUST.............................................................49
SECTION 5.06.  COMPENSATION AND REIMBURSEMENT..................................................49
SECTION 5.07.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR...............................50
SECTION 5.08.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR..........................................52
SECTION 5.09.  DISQUALIFICATION; CONFLICTING INTERESTS.........................................53
SECTION 5.10.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.........................................54
SECTION 5.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY...............................54
SECTION 5.12.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
               BUSINESS........................................................................54
SECTION 5.13.  NOTICE OF DEFAULTS..............................................................54

                                            ARTICLE 6
                        HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 6.01.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS..........................55
SECTION 6.02.  REPORTS BY TRUSTEE..............................................................56
SECTION 6.03.  REPORTS BY COMPANY..............................................................56

                                            ARTICLE 7
                            CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 7.01.  COMPANY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS..................................56
SECTION 7.02.  SUCCESSOR CORPORATION SUBSTITUTED...............................................57
SECTION 7.03.  MERGER WITH IMPAC...............................................................57
SECTION 7.04.  OPINION OF COUNSEL TO TRUSTEE...................................................58

                                            ARTICLE 8
                                     SUPPLEMENTAL INDENTURES

SECTION 8.01.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS..............................58
SECTION 8.02.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.................................59
SECTION 8.03.  EXECUTION OF SUPPLEMENTAL INDENTURES............................................61
SECTION 8.04.  EFFECT OF SUPPLEMENTAL INDENTURES...............................................61
SECTION 8.05.  CONFORMITY WITH TRUST INDENTURE ACT.............................................61

                                                                                             PAGE
                                                                                             ----
SECTION 8.05.  CONFORMITY WITH TRUST INDENTURE ACT.............................................61
SECTION 8.06.  REFERENCE IN DEBENTURES TO SUPPLEMENTAL INDENTURES..............................61

                                            ARTICLE 9
                                            COVENANTS

SECTION 9.01.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST......................................62
SECTION 9.02.  MAINTENANCE OF OFFICE OR AGENCY.................................................62
SECTION 9.03.  MONEY FOR DEBENTURES PAYMENTS TO BE HELD IN TRUST...............................62
SECTION 9.04.  LIMITATION ON DIVIDENDS; TRANSACTIONS WITH AFFILIATES...........................64
SECTION 9.05.  COVENANTS AS TO LODGIAN CAPITAL TRUST...........................................64
SECTION 9.06.  EXISTENCE.......................................................................65
SECTION 9.07.  STATEMENT BY OFFICERS AS TO DEFAULT.............................................65
SECTION 9.08.  FINANCIAL INFORMATION; SEC REPORTS..............................................65

                                           ARTICLE 10
                                    REDEMPTION OF DEBENTURES

SECTION 10.01.  APPLICABILITY OF ARTICLE.......................................................66
SECTION 10.02.  ELECTION TO REDEEM; NOTICE TO TRUSTEE..........................................66
SECTION 10.03.  SELECTION BY TRUSTEE OF DEBENTURES TO BE REDEEMED..............................67
SECTION 10.04.  NOTICE OF REDEMPTION...........................................................68
SECTION 10.05.  DEPOSIT OF REDEMPTION PRICE....................................................69
SECTION 10.06.  DEBENTURES PAYABLE ON REDEMPTION DATE..........................................69
SECTION 10.07.  DEBENTURES REDEEMED IN PART....................................................69

                                           ARTICLE 11
                                          SINKING FUNDS

SECTION 11.01.  APPLICABILITY OF ARTICLE.......................................................70
SECTION 11.02.  SATISFACTION OF SINKING FUND PAYMENTS WITH DEBENTURES..........................70
SECTION 11.03.  REDEMPTION OF DEBENTURES FOR SINKING FUND......................................71

                                           ARTICLE 12
                                    CONVERSION OF DEBENTURES

SECTION 12.01.  APPLICABILITY OF ARTICLE.......................................................71
SECTION 12.02.  EXERCISE OF CONVERSION PRIVILEGE...............................................71
SECTION 12.03.  NO FRACTIONAL SHARES...........................................................73
SECTION 12.04.  ADJUSTMENT OF CONVERSION PRICE.................................................73
SECTION 12.05.  RESERVATION OF SHARES OF COMMON STOCK..........................................74
SECTION 12.06.  PAYMENT OF CERTAIN TAXES UPON CONVERSION.......................................74
SECTION 12.07.  NONASSESSABILITY...............................................................74

                                                                                             PAGE
                                                                                             ----
SECTION 12.08.  EFFECT OF CONSOLIDATION OR MERGER ON CONVERSION
                PRIVILEGE......................................................................74
SECTION 12.09.  DUTIES OF TRUSTEE REGARDING CONVERSION.........................................75
SECTION 12.10.  REPAYMENT OF CERTAIN FUNDS UPON CONVERSION.....................................75

                                           ARTICLE 13
                                   SUBORDINATION OF DEBENTURES

SECTION 13.01.  DEBENTURES SUBORDINATE TO SENIOR INDEBTEDNESS..................................75
SECTION 13.02.  PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.................................76
SECTION 13.03.  NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT.................................77
SECTION 13.04.  PAYMENT PERMITTED IN CERTAIN SITUATIONS........................................78
SECTION 13.05.  SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS........................78
SECTION 13.06.  PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS....................................78
SECTION 13.07.  TRUSTEE TO EFFECTUATE SUBORDINATION............................................79
SECTION 13.08.  NO WAIVER OF SUBORDINATION PROVISIONS..........................................79
SECTION 13.09.  NOTICE TO TRUSTEE..............................................................79
SECTION 13.10.  RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING
                AGENT..........................................................................80
SECTION 13.11.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.......................81
SECTION 13.12.  RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS,
                PRESERVATION OF TRUSTEE'S RIGHTS...............................................81
SECTION 13.13.  ARTICLE APPLICABLE TO PAYING AGENTS............................................81
SECTION 13.14.  CERTAIN CONVERSIONS DEEMED PAYMENT.............................................81

         INDENTURE, dated as of June 17, 1998, among Servico Inc. (the "COMPANY"), Lodgian, Inc. ("LODGIAN") and Wilmington Trust Company, as Trustee (the "TRUSTEE").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its secured or unsecured subordinated debentures, notes or other evidences of indebtedness (the "DEBENTURES"), to be issued in one or more series as in this Indenture provided.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Debentures by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Debentures or of a series thereof, as follows:

                                    ARTICLE 1

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 1.01. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (d) a reference to a Section or Article is to a Section or Article of this Indenture.

         "ACT," when used with respect to any Holder of a Debenture, has the meaning specified in Section 1.04.

         "AFFILIATE" has the same meaning as given to that term in Rule 405 of the Securities Act of 1933, as amended, or any successor rule thereunder.

         "AUTHENTICATING AGENT" means any Person authorized by the Trustee pursuant to Section 2.10 to act on behalf of the Trustee to authenticate Debentures of one or more series.

         "AUTHORIZED NEWSPAPER" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place, in connection with which the term is used, or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

         "BOARD OF DIRECTORS" means either the board of directors of the Company or any duly authorized committee of that board.

         "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "BUSINESS DAY," when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Debentures, means any day other than a Saturday, Sunday or any other day on which banking institutions in that Place of Payment or other location are permitted or required by any applicable law to close.

         "COMMISSION" means the United States Securities and Exchange
Commission.

         "COMMON SECURITIES" means undivided beneficial interests in the assets of the Lodgian Capital Trust that rank PARI PASSU with Preferred Securities issued by such Lodgian Capital Trust; PROVIDED, that upon the occurrence of an Event of Default, the rights of holders of Common Securities to payment in respect to distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Preferred Securities.

         "COMMON STOCK" includes any stock of any class of the Company that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and that is not subject to redemption by the Company. Subject to the anti-dilution provisions of any convertible Debenture, however, shares of Common Stock of the Company issuable on conversion of a Debenture shall include only shares of the class designated as Common Stock of the Company at the date of any supplemental indenture, Board Resolution or other instrument authorizing such Debenture or shares of any class or classes resulting from any reclassification or reclassifications thereof that have no preference in respect of the payment of dividends or the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company and that are not subject to redemption by the Company; PROVIDED, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all classes resulting from all such reclassifications.

         "COMPANY" means the Person named as the "COMPANY" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "COMPANY" shall mean such successor Person.

         "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by the Chairman of the Board of Directors or the President or any Executive Vice President or any Vice President and by the Treasurer or the Secretary or any Assistant Treasurer or any Assistant Secretary of the Company and delivered to the Trustee.

         "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered.

         "CORPORATION" means a corporation, association, company, joint-stock company or business trust.

         "COVENANT DEFEASANCE" has the meaning specified in Section 3.05.

         "DEBENTURE REGISTER" has the meaning specified in Section 2.05.

         "DEBENTURE REGISTRAR" has the meaning specified in Section 2.05.

         "DEBENTURES" has the meaning stated in the first recital of this Indenture and more particularly means any Debentures authenticated and delivered under this Indenture.

         "DECLARATION," with respect to a Lodgian Capital Trust, means the Amended and Restated Declaration of Trust of such Lodgian Capital Trust.

         "DEFAULTED INTEREST" has the meaning specified in Section 2.03.

         "DEFEASANCE" has the meaning specified in Section 3.04.

         "DEPOSITARY" means, with respect to the Debentures of any series for which the Company shall determine that such Debentures will be issued as a Global Debenture, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.01 or 2.11.

         "DOLLAR" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

         "EVENT OF DEFAULT" has the meaning specified in Section 4.01.

         "GLOBAL DEBENTURE" means, with respect to any series of Debentures, a Debenture executed by the Company and authenticated and made available for delivery by the Trustee to the Depositary, or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

         "GUARANTEE" means any Guarantee that the Guarantor may enter into with Wilmington Trust Company or other Persons that operates directly or indirectly for the benefit of holders of Trust Securities of a Lodgian Capital Trust.

         "GUARANTOR" means the Company in its capacity as guarantor under any Guarantees.

         "HOLDER", when used with respect to any Debenture, means the Person in whose name the Debenture is registered in the Debenture Register.

         "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of Debentures of any series established as contemplated by Section 2.01.

         "INTEREST," when used with respect to an Original Issue Discount Debenture that by its terms bears interest only at Maturity, means interest payable at Maturity.

         "INTEREST PAYMENT DATE," when used with respect to any Debenture, means the Stated Maturity of an installment of interest on such Debenture.

         "LODGIAN" has the meaning stated in the first paragraph of this Indenture.

         "LODGIAN CAPITAL TRUST" means Lodgian Capital Trust I, a Delaware statutory business trust, or any permitted successor thereto, or any substantially similar Delaware statutory business trust sponsored by the Company for the purpose of issuing Debentures hereunder.

         "MATURITY," when used with respect to any Debenture, means the date on which the principal of such Debenture or an installment of such principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, notice of option to elect repayment or otherwise.

         "MERGER" has the meaning specified in Section 7.03.

         "NOTICE OF DEFAULT" has the meaning specified in Section 4.01.

         "NYSE" means the New York Stock Exchange, Inc. or any successor thereto.

         "OFFICERS' CERTIFICATE" means, in the case of the Company, signed in the name of the Company by its Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, any Vice President (whether or not designated by a number or word or words added before or after the title Vice President), or Treasurer or an Assistant Treasurer, and by its Secretary or an Assistant Secretary, or its Comptroller or an Assistant Comptroller, as the case may be, and delivered to the Trustee.

         "OPINION OF COUNSEL" means a written opinion of counsel, who may be an employee of or counsel for the Company and who shall be acceptable to the Trustee.

         "ORIGINAL ISSUE DISCOUNT DEBENTURE" means any Debenture that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 4.02.

         "OUTSTANDING," when used with respect to Debentures of any series, means, as of the date of determination, all Debentures of such series theretofore authenticated and delivered under this Indenture, except:

                  (i) Debentures of such series theretofore canceled by the Trustee or any Paying Agent or delivered to the Trustee for cancellation or that have previously been canceled;

                  (ii) Debentures of such series for whose payment or redemption of which money or United States Government Obligations in the necessary amount has been theretofore deposited in accordance with Article 3 with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of Debentures of such series; PROVIDED, if Debentures of such series or portions of Debentures of such series are to be redeemed prior to the Maturity thereof, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Debentures of such series that have been paid pursuant to Section 2.07 or in exchange for or in lieu of which other Debentures of such series have been authenticated and delivered pursuant to this Indenture, other than any Debentures of such series in respect of which there shall have been presented to the Trustee proof satisfactory to it that Debentures of such series are held by a bona fide purchaser in whose hands Debentures of such series are valid obligations of the Company; and

                  (iv) Debentures of such series as to which Defeasance has been effected pursuant to Section 3.04;

PROVIDED, that in determining whether the Holders of the requisite aggregate principal amount of the Outstanding Debentures of such series have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Debentures of such Series (A) the principal amount of an Original Issue Discount Debenture of such series that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 4.02, (B) the principal amount of a Debenture of such series denominated in a foreign currency or currencies shall be the U.S. dollar equivalent, determined on the date of original issuance of such Debenture, of the principal amount (or, in the case of an Original Issue Discount Debenture of such series, the U.S. dollar equivalent on the date of original issuance of such Debenture of the amount determined as provided in (A) above) of such Debenture, and (C) Debentures of such series owned by the Company or any other obligor upon such Debentures, or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, or upon any such determination as to the presence of a quorum, only Debentures of such series that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Debentures of such series so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any other obligor upon such Debentures or any Affiliate of the Company or of such other obligor.

         "PAYING AGENT" means any Person authorized by the Company to pay the principal of and any premium and interest on any Debentures on behalf of the Company.

         "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "PLACE OF PAYMENT," when used with respect to the Debentures of any series, means the place or places where, subject to the provisions of Section 9.02, the principal of and any premium and interest on Debentures of such series are payable as specified as contemplated by Section 2.01.

         "PREDECESSOR DEBENTURE" of any Debenture of any series means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such Debenture; and, for the purposes of this definition, any Debenture of any series authenticated and delivered under Section 2.07 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Debenture shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Debenture.

         "PREFERRED SECURITIES" means undivided beneficial interests in the assets of Lodgian Capital Trust that rank PARI PASSU with Common Securities issued by such Lodgian Capital Trust; PROVIDED, that upon the occurrence of an Event of Default, the rights of holders of Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Preferred Securities.

         "REDEMPTION DATE," when used with respect to any Debenture to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "REDEMPTION PRICE," when used with respect to any Debenture to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "REPRESENTATIVE" means (a) the indenture trustee or other trustee, agent or representative for any Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative, (i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required persons necessary to bind such holders or owners of such Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

         "RESALE RESTRICTION TERMINATION DATE" means the first date on which the Preferred Securities, the Guarantee, the Debentures and any Common Stock issued or issuable upon the conversion or exchange thereof (other than (i) such securities acquired by the Company or any Affiliate thereof and (ii) Common Stock issued upon the conversion or exchange of any such security described in clause (i) above) may be sold pursuant to Rule 144(k).

         "RESPONSIBLE OFFICER" means, when used with respect to the Trustee, any vice president, any assistant vice president or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and assigned to the Corporate Trust Administration department of the Trustee and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "RULE 144(K)" means Rule 144(k) under the Securities Act or any successor rule.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute.

         "SENIOR INDEBTEDNESS" shall mean, with respect to the Company, the principal of, premium, if any, and interest on (i) all indebtedness of the Company, whether outstanding on the date hereof or hereafter created, incurred or assumed, which is for money borrowed, or evidenced by a note or similar instrument given in connection with the acquisition of any business, properties or assets, including securities (other than trade accounts in the ordinary course of business), (ii) any indebtedness of others of the kinds described in the preceding clause (i) for the payment of which the Company is responsible or liable (directly or indirectly, contingently or otherwise) as guarantor or otherwise and (iii) amendments, renewals, extensions and refundings of any such indebtedness, unless in any instrument or instruments evidencing or securing such indebtedness or pursuant to which the same is outstanding, or in any such amendment, renewal, extension or refunding, it is expressly provided that such indebtedness is not superior in right of payment to the Debentures of any series. The Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of the provisions of Article 13 irrespective of any amendment, modification or waiver of any term of the Senior Indebtedness or extension or renewal of the Senior Indebtedness.

         "STATED MATURITY," when used with respect to any Debenture or any installment of principal thereof or interest thereon, means the date specified in such Debenture as the fixed date on which the principal of such Debenture or such installment of principal or interest is due and payable.

         "SUBSIDIARY" means, with respect to any Person, (i) any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture, business trust or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner.

         "TRUSTEE" means the Person named as the "TRUSTEE" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "TRUSTEE" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "TRUSTEE" as used with respect to the Debentures of any series shall mean the Trustee with respect to Debentures of that series.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; PROVIDED, that in the event the Trust Indenture Act of 1939 is amended after such date, "TRUST INDENTURE

ACT" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "TRUST SECURITIES" means Common Securities and Preferred Securities of a Lodgian Capital Trust.

         "UNITED STATES" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         "U.S. GOVERNMENT OBLIGATIONS" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States and the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States that, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligations or a specific payment of principal of or interest on any such U.S. Government Obligations held by such custodian for the account of the holder of such depository receipt; PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligations or the specific payment of principal of or interest on the U.S. Government Obligations evidenced by such depository receipt.

         "VOTING STOCK," as applied to stock of any Person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

         "YIELD TO MATURITY" means the yield to maturity on Debentures of any series, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

         SECTION 1.02. COMPLIANCE CERTIFICATES AND OPINIONS. Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion by or on behalf of the Company with respect to compliance with a condition or covenant provided for in this Indenture, except for certificates provided for in Section 9.07, shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, the individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 1.03. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.04. ACTS OF HOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Debenture of any series, shall be sufficient for any purpose of this Indenture and (subject to Section 5.02) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to the execution thereof. Where such execution is by a signer acting in a capacity other than the signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of the signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

          (c) The principal amount and serial numbers of Debentures of any series held by any Person, and the date of holding the same, shall be proved by the Debenture Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debenture of any series shall bind every future Holder of the same Debenture and the Holder of every Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

          (e) With respect to the Debentures of any series, upon receipt by the Trustee of (i) any written notice directing the time, method or place of conducting any proceeding or exercising any trust or power pursuant to Section
4.01 with respect to Debentures of such series or (ii) a request by the Company pursuant to a resolution of its Board of Directors or any written demand, request or notice with respect to any matter on which the Holders of Debentures of such series are entitled to act under this Indenture, in each case from Holders of less than, or proxies representing less than, 25% of the aggregate principal amount or, if a higher percentage is specified pursuant to this Indenture, the requisite principal amount of Outstanding Debentures of such series entitled to give such demand, request or notice, the Trustee shall establish a record date for determining Holders of Outstanding Debentures of such series entitled to join in such demand, request or notice, which record date shall be the close of business on the day the Trustee received such demand, request or notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such demand, request or notice whether or not such Holders remain Holders after such record date; PROVIDED, that unless the Holders of the requisite principal amount of Outstanding Debentures of such series shall have joined in such demand, request or notice prior to the day that is the ninetieth day after such record date, such demand, request or notice shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, (i) after the expiration of such 90-day period, a new demand, request or notice identical to a demand, request or notice that has been canceled pursuant to the proviso to the preceding sentence or (ii) during any such 90-day period, a new demand, request or notice that has been canceled pursuant to the proviso to the preceding sentence or (iii) during any such 90-day period, a new demand, request or notice contrary to or different from such demand, request or notice, in either of which events a new record date shall be established pursuant to the provisions of this clause.

          (f) The Persons entitled to vote a majority in principal amount of the Outstanding Debentures of a series shall constitute a quorum for a meeting of Holders of Debentures of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Debentures of such series, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. Subject to the foregoing, at the reconvening of any such further adjourned meeting, the Persons entitled to vote 40% in aggregate principal amount of the Outstanding Debentures of such series shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of an adjourned meeting which was adjourned for lack of a quorum shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Debentures of such series which shall constitute a quorum.

         Except as limited by Sections 4.13 and 8.02, and subject to the provisions described in the next succeeding paragraph, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the lesser of (i) the Holders of a majority in principal amount of the Outstanding Debentures of that series and (ii) 662/3% in principal amount of Outstanding Debentures of such series represented and voting at such meeting or adjourned meeting; PROVIDED, HOWEVER, that any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage which is less than a majority in principal amount of the Outstanding Debentures of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the lesser of (i) the Holders of such specified percentage in principal amount of the Outstanding Debentures of that series and (ii) a majority in principal amount of Debentures of such series represented and voting at such meeting or adjourned meeting. Any resolution passed or decision taken at any meeting of Holders of Debentures of any series duly held in accordance with this Section shall be binding on all the Holders of Debentures of such series whether or not present or represented at the meeting.

         With respect to any consent, waiver or other action which this Indenture expressly provides may be given by the Holders of a specified percentage of Outstanding Debentures of all series affected thereby (acting as one class), only the principal amount of Outstanding Debentures of any series represented at a meeting or adjourned meeting duly reconvened at which a quorum is present, held in accordance with this Section, and voting in favor of such action, shall be counted for purposes of calculating the aggregate principal amount of Outstanding Debentures of all series affected thereby favoring such action. Notwithstanding the foregoing or the Trust Indenture Act, the Company shall not set a record date for, and the provisions of this clause shall not apply with respect to, any action to be given or taken by Holders pursuant to Section 4.01, 4.02 or 4.12.

         SECTION 1.05. NOTICE, ETC., TO TRUSTEE, COMPANY AND LODGIAN. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (a) the Trustee by any Holder or by the Company or Lodgian shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Telecopy No.: 302-651-8882, Attention: Corporate Trust Administration, or

          (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or Lodgian addressed to it at 1601 Belvedere Road, West Palm Beach, Florida 35406, Telecopy
No.: 561- 689-8946, to the attention of the Chief Executive Officer, or at any other address previously furnished in writing to the Trustee by the Company.

         SECTION 1.06. NOTICE TO HOLDERS OF DEBENTURES; WAIVER. Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Debentures of any event, such notice shall be sufficiently given to Holders of any series if in writing and mailed, first-class postage prepaid, to each Holder of a Debenture affected by such event, at the address of such Holder as registered in the books of the Company, not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice; PROVIDED, that any notice of redemption of Debentures required to be given to all Holders shall also be given by release made by the Company to Reuters Economic Services and Bloomberg Business News not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Debentures by mail, then such notification as shall be made with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. In any case where notice to Holders of Debentures is given by mail, neither the failure to mail such notice, nor any defect in any notice mailed to any particular Holder of a Debenture shall affect the sufficiency of such notice with respect to other Holders of Debentures.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Debentures shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         SECTION 1.07. LANGUAGE OF NOTICES, ETC.. Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

         SECTION 1.08. CONFLICT WITH TRUST INDENTURE ACT. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture that is required to be included in this Indenture by any of Sections 310 to 318, inclusive, of the Trust Indenture Act, such required provision shall control.

         SECTION 1.09. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.10. SUCCESSORS AND ASSIGNS. Subject to Section 7.03, all covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not; PROVIDED that the Company shall have the right at all times to assign any of its respective rights or obligations under this Indenture to a direct or indirect wholly owned subsidiary of the Company; PROVIDED, FURTHER that, in the event of any such assignment, the Company will remain liable for all of their respective obligations. Except as provided in this Section 1.10, this Indenture may not otherwise be assigned by the parties thereto.

         SECTION 1.11. SEPARABILITY CLAUSE. In case any provision in this Indenture or the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.12. BENEFITS OF INDENTURE. Nothing in this Indenture or the Debentures, express or implied, shall give to any Person, other than the parties hereto, any Authenticating Agent, any Paying Agent, any Debentures Registrar and their successors hereunder, the holders of Trust Securities, the Holders of Debentures, and the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.13. GOVERNING LAW. This Indenture and the Debentures shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereof.

         SECTION 1.14. COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 1.15. LEGAL HOLIDAYS. In any case where any Interest Payment Date, Redemption Date, sinking fund payment date, Maturity or Stated Maturity of any Debenture of any series shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Debentures other than a provision in the Debentures of any series that specifically states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium, if any) will be made on the next succeeding Business Day at such Place of Payment; PROVIDED, that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such succeeding Business Day and except that, if such Business Day is in the next succeeding calendar year, then such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         SECTION 1.16. IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS, DIRECTORS AND EMPLOYEES. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of a Debenture of any series, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers, directors or employees, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations or agreements contained in this Indenture or in any of the Debentures or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under of by reason of the obligations or agreements contained in this Indenture or in any of the Debentures or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Debentures.

         All payments of interest and other amounts, if any, to be made by the Trustee hereunder shall be made only from the money deposited with the Trustee and only to the extent that the Trustee shall have sufficient income or proceeds to make such payments in accordance with the terms of this Indenture, and each Holder thereof, by its acceptance of a Debenture, agrees that it will look solely to the income and proceeds deposited with the Trustee to the extent available for distribution to such Holder as provided and that the Trustee is not personally liable in any manner to such Holder for any amounts payable or any liability under this Indenture or any Debenture.

                                    ARTICLE 2

             ISSUE, DESCRIPTION, TERMS, EXECUTION, REGISTRATION AND
                             EXCHANGE OF DEBENTURES

         SECTION 2.01. DESIGNATION, TERMS, AMOUNT AUTHENTICATION AND DELIVERY OF DEBENTURES. The aggregate principal amount of Debentures that may be authenticated and delivered under this Indenture is unlimited.

         The Debentures may be issued in one or more series up to the aggregate principal amount of Debentures of that series from time to time authorized by or pursuant to a Board Resolution or pursuant to one or more indentures supplemental hereto, prior to the initial issuance of Debentures of a particular series. Prior to the initial issuance of Debentures of any series, there shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto:

                  (a) the title of the Debentures of the series (which shall distinguish the Debentures of the series from all other Debentures);

                  (b) any limit upon the aggregate principal amount of the Debentures of that series that may be authenticated and delivered under this Indenture (except for Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debentures of that series);

                  (c) the date or dates on which the principal of the Debentures of the series is payable;

                  (d) the rate or rates at which the Debentures of the series shall bear interest or the manner of calculation of such rate or rates, if any;

                  (e) the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest will be payable or the manner of determination of such Interest Payment Dates and the record date for the determination of Holders to whom interest is payable on any such Interest Payment Dates;

                  (f) the right, if any, to extend or defer the interest payment periods and the duration of such extension;

                  (g) the period or periods within which, the price or prices at which, and the terms and conditions upon which, Debentures of the series may be redeemed, in whole or in part, at the option of the Company;

                  (h) the obligation, if any, of the Company to redeem or purchase Debentures of the series pursuant to any sinking fund or analogous provisions (including payments made in cash in anticipation of future sinking fund obligations) or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Debentures of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (i) any exchangeability, conversion or prepayment provisions of the Debentures;

                  (j) the form of the Debentures of the series including the form of the certificate of authentication for such series;

                  (k) if other than denominations of $50 or any integral multiple thereof, the denominations in which the Debentures of the series shall be issuable;

                  (l) any and all other terms with respect to such series (which terms shall not be inconsistent with the terms of this Indenture);

                  (m) whether the Debentures are issuable as a Global Debenture and, in such case, the identity of the Depositary for such series; and

                  (n) If the Debentures of such series are to be deposited as trust assets in a Lodgian Capital Trust the name of the applicable Lodgian

         Capital Trust (which shall distinguish such Lodgian Capital Trust from all other Lodgian Capital Trusts) into which the Debentures of such series are to be deposited as trust assets and the date of its Declaration.

         All Debentures of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to any such Board Resolution or in any indenture supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

         SECTION 2.02. FORM OF DEBENTURE AND TRUSTEE'S CERTIFICATE. The Debentures of any series and the Trustee's certificate of authentication to be borne by such Debentures shall be substantially of the tenor and purport as set forth in one or more indentures supplemental hereto or as provided in a Board Resolution and as set forth in an Officers' Certificate, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Debentures of that series may be listed, or to conform to usage.

         SECTION 2.03. DATE AND DENOMINATIONS OF DEBENTURES AND PROVISIONS FOR PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Debentures shall be issuable as registered Debentures and in the denominations of $50 or any integral multiple thereof, subject to Section 2.01(k). The Debentures of a particular series shall bear interest payable on the dates and at the rate specified with respect to that series. The principal of and the interest on the Debentures of any series, as well as any premium thereon in case of redemption thereof prior to maturity, shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in the City of Wilmington, State of Delaware, or any other place designated by the Company; PROVIDED that in the event the Debentures are issued in definitive form, interest may be paid at the option of the Company by check mailed to the address of the holder entitled thereto. Each Debenture shall be dated the date of its authentication. Interest on the Debentures shall be computed on the basis of a 360-day year composed of twelve 30-day months.

         The interest installment on any Debenture that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Debentures of that series shall be paid to the person in whose name said Debenture (or one or more Predecessor Debentures) is registered at the close of business on the regular record date for such interest installment. Except as provided below, accrued but unpaid interest shall not be paid in cash on Debentures that are converted by a Holder into Common Stock, nor shall such accrued interest be converted into additional shares of Common Stock. Holders of Debentures at the close of business on a regular record date shall be entitled to receive the interest payable on such Debentures (except that holders of Debentures called for redemption on a redemption date between such regular record date and the Interest Payment Date shall not be entitled to receive such interest on such Interest Payment Date) on the corresponding Interest Payment Date notwithstanding the conversion of such Debentures following such regular record date and prior to such Interest Payment Date. However, Debentures surrendered for conversion during the period between the close of business on any regular record date and the opening of business on the corresponding Interest Payment Date (except Debentures called for redemption on a redemption date during such period) shall be accompanied by payment of an amount equal to the interest payable on such Debentures on such Interest Payment Date. A Holder of Debentures on a regular record date who (or whose transferee) tenders any such Debentures for conversion into shares of Common Stock on such Interest Payment Date shall receive the interest payable by the Company on such Debentures on such date, and the converting Holder need not include payment of the amount of such interest upon surrender of Debentures for conversion. The Company shall make no payment or allowance for dividends on the shares of Common Stock issued upon conversion.

         Any interest on any Debenture that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Debentures of the same series (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the registered Holder on the relevant regular record date by virtue of having been such Holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (a) or clause (b) below:

                  (a) The Company may make payment of any Defaulted Interest on Debentures to the persons in whose names such Debentures (or their respective Predecessor Debentures) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Debentureholder at his or her address as it appears in the Debenture Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Debentures (or their Predecessor Debentures) are registered on such special record date and shall be no longer payable pursuant to the following clause (b).

                  (b) The Company may make payment of any Defaulted Interest on any Debentures in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Debentures may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Unless otherwise set forth in a Board Resolution or one or more indentures supplemental hereto establishing the terms of any series of Debentures pursuant to Section 2.01 hereof, the term "regular record date" as used in this Section with respect to a series of Debentures with respect to any Interest Payment Date for such series shall mean the fifteenth day preceding such Interest Payment Date, whether or not such date is a Business Day.

         Subject to the foregoing provisions of this Section, each Debenture of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Debenture of such series shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

         SECTION 2.04. EXECUTION OF DEBENTURES. The Debentures shall be signed on behalf of the Company by the Chairman or Vice Chairman of its Board of Directors or its President or one of its Vice Presidents. The signature of the

Chairman, Vice Chairman, President or a Vice President upon the Debentures, may be in the form of a manual or facsimile signature of a present or any future Chairman, Vice Chairman, President or Vice President and may be imprinted or otherwise reproduced on the Debentures and for that purpose the Company may use the manual or facsimile signature of any person who shall have been a Chairman, Vice Chairman, President or Vice President notwithstanding the fact that at the time the Debentures shall be authenticated and delivered or disposed of such person shall have ceased to be the Chairman, Vice Chairman, President or a Vice President of the Company, as the case may be.

         Only such Debentures as shall bear thereon a certificate of authentication substantially in the form established for such Debentures, executed manually by an authorized signatory of the Trustee, or by any Authenticating Agent with respect to such Debentures, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate executed by the Trustee, or by any Authenticating Agent appointed by the Trustee with respect to such Debentures, upon any Debenture executed by the Company shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and made available for delivery hereunder and that the Holder is entitled to the benefits of this Indenture.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debentures of any series executed by the Company to the Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Debentures, signed by its President or any Vice President and its Treasurer or any Assistant Treasurer, and the Trustee in accordance with such written order shall authenticate and make available for delivery such Debentures.

         In authenticating such Debentures and accepting the additional responsibilities under this Indenture in relation to such Debentures, the Trustee shall be entitled to receive, and (subject to Section 5.01) shall be fully protected in relying upon that the form and terms thereof have been established in conformity with the provisions of this Indenture.

         The Trustee shall not be required to authenticate such Debentures if the issue of such Debentures pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Debentures and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

         SECTION 2.05. EXCHANGE OF DEBENTURES. (a) Debentures of any series may be exchanged upon presentation thereof at the office or agency of the Company designated for such purpose in the Borough of Manhattan, The City and State of

New York, or such other location designated by the Company for such purpose for other Debentures of such series of authorized denominations, and for a like aggregate principal amount, upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, all as provided in this Section
2.05. In respect of any Debentures so surrendered for exchange, the Company shall execute, the Trustee shall authenticate and such office or agency shall make available for delivery in exchange therefor the Debenture or Debentures of the same series that the Debentureholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

          (b) The Company shall keep, or cause to be kept, at its office or agency designated for such purpose in the City of Wilmington, State of Delaware, or such other location designated by the Company a register or registers (herein referred to as the "DEBENTURE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Debentures and the transfers of Debentures as in this Article provided and that at all reasonable times shall be open for inspection by the Trustee. The registrar for the purpose of registering Debentures and transfer of Debentures as herein provided shall be appointed as authorized by Board Resolution (the "DEBENTURE REGISTRAR").

         Upon surrender for transfer of any Debenture at the office or agency of the Company designated for such purpose in the City of Wilmington, State of Delaware, or such other location designated by the Company, the Company shall execute, the Trustee shall authenticate and such office or agency shall make available for delivery in the name of the transferee or transferees a new Debenture or Debentures of the same series as the Debenture presented for a like aggregate principal amount.

         All Debentures presented or surrendered for exchange or registration of transfer, as provided in this Section, shall be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company or the Debenture Registrar, duly executed by the registered Holder or by his duly authorized attorney in writing.

          (c) No service charge shall be made for any exchange or registration of transfer of Debentures, or issue of new Debentures in case of partial redemption of any series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, other than exchanges pursuant to Section 2.06, Section 8.06 and Section 10.07 not involving any transfer.

          (d) The Company shall not be required (i) to issue, exchange or register the transfer of any Debentures during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the outstanding Debentures of the same series and ending at the close of business on the day of such mailing, nor (ii) to register the transfer of or exchange any Debentures of any series or portions thereof called for redemption. The provisions of this Section 2.05 are, with respect to any Global Debenture, subject to Section 2.11 hereof.

         SECTION 2.06. TEMPORARY DEBENTURES. Pending the preparation of definitive Debentures of any series, the Company may execute, and the Trustee shall authenticate and make available for delivery, temporary Debentures of any authorized denomination, and substantially in the form of the definitive Debentures in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Debentures, all as may be determined by the Company. Every temporary Debenture of any series shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Debentures of such series. Without unnecessary delay the Company will execute and will furnish definitive Debentures of such series and thereupon any or all temporary Debentures of such series may be surrendered in exchange therefor (without charge to the Holders), at the office or agency of the Company designated for the purpose in the City of Wilmington, State of Delaware, or such other location designated by the Company, and the Trustee shall authenticate and such office or agency shall make available for delivery in exchange for such temporary Debentures an equal aggregate principal amount of definitive Debentures of such series, unless the Company advises the Trustee to the effect that definitive Debentures need not be executed and furnished until further notice from the Company. Until so exchanged, the temporary Debentures of such series shall be entitled to the same benefits under this Indenture as definitive Debentures of such series authenticated and delivered hereunder.

         SECTION 2.07. MUTILATED, DESTROYED, LOST OR STOLEN DEBENTURES. In case any temporary or definitive Debenture shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute, and upon its request the Trustee (subject as aforesaid) shall authenticate and make available for delivery, a new Debenture of the same series bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debenture, or in lieu of and in substitution for the Debenture so destroyed, lost or stolen. In every case the applicant for a substituted Debenture shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant's Debenture and of the ownership thereof. The Trustee may authenticate any such substituted Debenture and make available for delivery the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Debenture that has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debenture) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as they may require to save them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Debenture and of the ownership thereof.

         Every Debenture issued pursuant to the provisions of this Section in substitution for any Debenture that is mutilated, destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Debenture shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures of the same series duly issued hereunder. All Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 2.08. CANCELLATION OF SURRENDERED DEBENTURES. All Debentures surrendered for the purpose of payment, redemption, exchange or registration of transfer shall, if surrendered to the Company or any paying agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be canceled by it, and no Debentures shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On written request of the Company, the Trustee shall deliver to the Company canceled Debentures held by the Trustee. If the Company shall otherwise acquire any of the Debentures, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the same are delivered to the Trustee for cancellation.

         SECTION 2.09. PROVISIONS OF INDENTURE AND DEBENTURES FOR SOLE BENEFIT OF PARTIES AND DEBENTUREHOLDERS. Nothing in this Indenture or in the Debentures, express or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and the Holders, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the Holders.

         SECTION 2.10. APPOINTMENT OF AUTHENTICATING AGENT. So long as any of the Debentures of any series remain outstanding there may be an Authenticating Agent for any or all such series of Debentures, which the Trustee shall have the right to appoint. Said Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Debentures of such series issued upon exchange, transfer or partial redemption thereof, and Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. All references in this Indenture to the authentication of Debentures by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series except for authentication upon original issuance or pursuant to Section 2.07 hereof. Each Authenticating Agent shall be acceptable to the Company and shall be a corporation that has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and that is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by Federal or State authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.

         SECTION 2.11. GLOBAL DEBENTURE. (a) If the Company shall establish pursuant to Section 2.01 that the Debentures of a particular series are to be issued as one or more Global Debentures, then the Company shall execute and the Trustee shall, in accordance with Section 2.04, authenticate and make available for delivery, one or more Global Debentures, which shall represent, and shall be denominated in an aggregate amount equal to the aggregate principal amount of, all of the Outstanding Debentures of such series, shall be registered in the name of the Depositary or its nominee, shall be made available for delivery by the Trustee to the Depositary or pursuant to the Depositary's instruction and shall bear a legend substantially to the following effect: "Except as otherwise provided in Section 2.11 of the Indenture, this Debenture may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary or to a nominee of such successor Depositary."

          (b) Notwithstanding the provisions of Section 2.05, the Global Debenture of a series may be transferred, in whole but not in part and in the manner provided in Section 2.05, only to another nominee of the Depositary for such series, or to a successor Depositary for such series selected or approved by the Company or to a nominee of such successor Depositary.

          (c) If at any time the Depositary for a series of Debentures notifies the Company that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section 2.11 shall no longer be applicable to the Debentures of such series and the Company will execute and, subject to Section 2.05, the Trustee will authenticate and make available for delivery Debentures of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debentures of such series in exchange for such Global Debenture. In addition, the Company may at any time determine that the Debentures of any series shall no longer be represented by one or more Global Debentures and that the provisions of this Section 2.11 shall no longer apply to the Debentures of such series. In such event the Company will execute and, subject to Section 2.05, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and make available for delivery Debentures of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debentures of such series in exchange for such Global Debentures. Upon the exchange of the Global Debentures for such Debentures in definitive registered form without coupons, in authorized denominations, the Global Debentures shall be canceled by the Trustee. Such Debentures in definitive registered form issued in exchange for the Global Debentures pursuant to this Section 2.11 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The

Trustee shall make available for delivery such Debentures to the Depositary for delivery to the persons in whose names such Debentures are so registered.

         SECTION 2.12. CUSIP NUMBERS. The Company in issuing the Debentures may use "CUSIP" numbers (if then generally in use), and the Trustee shall use CUSIP numbers in notices of redemption or exchange as a convenience to Debentureholders and no representation shall be made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of redemption or exchange and any such redemption or exchange shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                    ARTICLE 3

                           SATISFACTION AND DISCHARGE

         SECTION 3.01. SATISFACTION AND DISCHARGE OF INDENTURE. Except as otherwise specified as contemplated by Section 2.01, this Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Debentures herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

                  (a) either,

                           (i) all Debentures theretofore authenticated and
                  delivered and have been delivered to the Trustee for cancellation; or

                           (ii) all such Debentures not theretofore delivered to
                  the Trustee for cancellation,

                                    (A) have become due and payable, or

                                    (B) will become due and payable at their
                           Stated Maturity within one year, or

                                    (C) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose, an amount sufficient to pay and discharge the entire indebtedness on such Debentures not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and any interest to the date of such deposit (in the case of Debentures that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 5.06, the obligations of the Company to any Authenticating Agent under Section 2.10 and, if money shall have been deposited with the Trustee pursuant to clause 3.01(a)(ii) of this Section, the obligations of the Trustee under Section 3.02 and the last paragraph of Section 9.03 shall survive.

         SECTION 3.02. APPLICATION OF TRUST MONEY. Subject to the provisions of the last paragraph of Section 9.03, all money and U.S. Government Obligations deposited with the Trustee pursuant to Section 3.01 or 3.03 and all money received by the Trustee in respect of such U.S. Government Obligations shall be held in trust and applied by it, in accordance with the provisions of the Debentures and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Persons entitled thereto, of the principal (and premium, if any) and any interest for whose payment such money and U.S. Government Obligations have been deposited with or received by the Trustee. Money deposited pursuant to this Section not in violation of this Indenture shall not be subject to claims of the holders of Senior Indebtedness under Article 13. All moneys deposited with the Trustee pursuant to Section 3.04 for the payment of Debentures subsequently converted shall be returned to the Company upon Company Request; PROVIDED, that the Company shall have furnished to the Trustee such security or indemnity as the Trustee may require.

         SECTION 3.03. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE. If applicable to Debentures of any series, the Company may elect, at its option at any time, to have Section 3.04 or Section 3.05 applied to any such series of Debentures or any Debentures of such series, as the case may be, designated pursuant to Section 2.01 as being defeasible pursuant to such Section
3.04 or 3.05, in accordance with any applicable requirements provided pursuant to Section 2.01 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 2.01 for such Debentures.

         SECTION 3.04. DISCHARGE AND DEFEASANCE. If this Section 3.04 is specified, under the terms of Section 2.01, to be applicable to Debentures of any series, then notwithstanding Section 3.01 and upon compliance with the applicable conditions set forth in 3.06: (1) the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Debentures of any such series ("DEFEASANCE") and (2) the provisions of this Indenture as it relates to such Outstanding Debentures shall no longer be in effect (except (i) as to the rights of Holders of Debentures of such series to receive, solely from the trust fund described in Section 3.06, payment of (a) the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest on Debentures of such series on the Stated Maturity of such principal (and premium, if any) or installment of principal (and premium, if any) or interest or upon optional redemption and/or (b) any mandatory sinking fund payments or analogous payments applicable to the Debentures of such series on that day on which such payments are due and payable in accordance with the terms of the Indenture and of Debentures of such series, (ii) the Company's obligations with respect to Debentures of such series under Sections 2.06, 2.05, 2.07, 9.02, 9.03, and 9.04 and (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including those under Section 5.08 hereof).

         SECTION 3.05. COVENANT DEFEASANCE. If this Section 3.05 is specified, as contemplated by Section 2.01, to be applicable to any series of Debentures or any Debentures of such series, as the case may be, (a) the Company shall be released from its obligations under Sections 9.04 through 9.07, inclusive, and any covenants provided pursuant to Section 2.01(l) or 8.01(b) for the benefit of the Holders of Debentures of such series that pursuant to the terms of such Debentures of such series are defeasible pursuant to this Section 3.05 and (b) the occurrence of any event specified in Sections 4.01(d) (with respect to any of Sections 9.03 through 9.07, inclusive, and any such covenants provided pursuant to Sections 2.01(l), 8.01(b) or 8.01(d) and 4.01(g) (if pursuant to the terms of such Debentures this Section 3.05 is applicable to any such event specified in Section 4.01(g)) shall be deemed not to be or result in an Event of Default, in each case with respect to Debentures of such series as provided in this Section on and after the date the conditions set forth in Section 3.06 are satisfied (hereinafter called "COVENANT DEFEASANCE"). For this purpose, such Covenant Defeasance means that, with respect to Debentures of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 4.01(d) and 4.01(g)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Debentures shall be unaffected thereby.

         SECTION 3.06. CONDITIONS TO DEFEASANCE. The following shall be the conditions to the application of Section 3.04 or Section 3.05 to any applicable series of Debentures or any Debentures of such series, as the case may be

                  (a) either

                           (i) with respect to all Outstanding Debentures of
                  such series or such Debentures of such Series, as the case may be, with reference to this Section 3.06, the Company has deposited or caused to be deposited with the Trustee, under the terms of an escrow trust agreement satisfactory to the Trustee, irrevocably (but subject to the provisions of Section
                  3.02 and the last paragraph of Section 9.03), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Debentures of such series, (A) lawful money of the United States in an amount, or (B) U.S. Government Obligations that through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business on the due dates of any payment referred to in clause (A) or (B) of this subparagraph (a)(i) lawful money of the United States in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (1) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest on such Debentures the Stated Maturity of such principal or installment of principal or interest or upon optional redemption and (2) any mandatory sinking fund payments or analogous payments applicable to the Debentures of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of the Debentures of such series; or

                           (ii) the Company has properly fulfilled such other
                  means of satisfaction and discharge as is specified, as contemplated by Section 2.01, to be applicable to the Debentures of such series;

                  (b) the Company has paid or caused to be paid all other sums payable with respect to the Debentures of such series;

                  (c) such deposit for the benefit of Holders of Debentures of such series will not result in a breach or violation of, or constitute a default under, this Indenture, any material indenture, or any other agreement or instrument to which the Company or its subsidiaries or any of their properties is a party or by which any of them is bound;

                  (d) no Event of Default or event (including such deposit) that with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Debentures of such series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 4.01(e) or Section 4.01(f) or event that, with the giving of notice or lapse of time, or both, would become an Event of Default under Section 4.01(e) or Section 4.01(f), shall have occurred and be continuing on the 91st day after such date;

                  (e) in the event of an election to have Section 3.04 apply to the Debentures of any series, the Company has delivered to the Trustee
         (i) an Opinion of Counsel satisfactory to the Trustee to the effect, or
         (ii) an Internal Revenue Service ruling satisfactory to the Trustee to the effect, that the Holders of Debentures of such series shall not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred;

                  (f) in the event of an election to have Section 3.05 apply to Debentures of any series, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of Debentures of such series will not recognize gain or loss for federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Debentures of such series and will be subject to United States federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur;

                  (g) if the Debentures of such series are then listed on any domestic or foreign securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause the Debentures of such series to be delisted;

                  (h) no default in the payment of the principal (and premium, if any) or any interest on any Senior Indebtedness beyond any applicable grace period shall have occurred and be continuing;

                  (i) no other default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in the acceleration of such Senior Indebtedness; and

                  (j) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the Defeasance or Covenant Defeasance with respect to Debentures of such series have been complied with and an Opinion of Counsel to the effect that either (i) as a result of such deposit and the related exercise of the Company's option under this Article, registration is not required under the Investment Company Act of 1940, as amended, by the Company, the trust funds representing such deposit or the Trustee or (ii) all necessary registrations under said Act have been effected.

         Any deposits with the Trustee referred to in Section 3.06(a)(i) shall be irrevocable and shall be made under the terms of an escrow/trust agreement in form and substance satisfactory to the Trustee. If any Outstanding Debentures of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

         Upon Defeasance with respect to all the Debentures of any series, the terms and conditions of the Debentures of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company; PROVIDED, that the Company shall not be discharged from any payment obligations in respect of Debentures of such series that are deemed not to be Outstanding under clause (iii) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law.

         Notwithstanding the cessation, termination and discharge of all obligations, covenants and agreements (except as provided above in this Section 3.06) of the Company under this Indenture with respect to the Debentures of any series, the obligations of the Company to the Trustee under Section 5.06, and the obligations of the Trustee under Section 3.02 and the last paragraph of
Section 9.03 shall survive with respect the Debentures of such series.

         Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in this Section 3.06 with respect to Debentures of any series that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to Debentures of such series.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to this Section 3.06 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Debentures.

                                    ARTICLE 4

                                    REMEDIES

         SECTION 4.01. EVENTS OF DEFAULT. "EVENT OF DEFAULT," wherever used herein with respect to Debentures of any series, unless otherwise provided the applicable supplemental indenture, means any one or more of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of any interest upon any Debenture of such series when it becomes due and payable, and continuance of such default for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Debentures of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "NOTICE OF DEFAULT" hereunder (whether or not such payment is prohibited by the subordination provisions set forth in Article 13); PROVIDED, that a valid extension of an interest payment period by the Company in accordance with the terms of any indenture supplemental hereto, shall not constitute a default in the payment of interest for this purpose; or

                  (b) default in the payment of the principal of (or premium, if any, on) any Debenture of such series as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise, or in any payment required by any sinking or analogous fund established with respect to that series (whether or not such payment is prohibited by the subordination provisions set forth in Article 13); PROVIDED, that a valid extension of the maturity of the Debentures of such series in accordance with the terms of any indenture supplemental hereto shall not constitute a default in the payment of principal or premium, if any; or

                  (c) if the Debentures of such series are convertible or exchangeable into or for shares of Common Stock of the Company or other securities, cash or other property pursuant to any supplemental indenture, Board Resolution or other instrument authorizing Debentures of such series, failure by the Company to convert such Debentures (whether or not conversion or exchange is prohibited by the subordination provisions set forth in Article 13); or

                  (d) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or that has expressly been included in this Indenture solely for the benefit of any series of Debentures other than such series), and continuance of such default or breach for a period of 90 days after a Notice of Default; or

                  (e) the entry by a court having jurisdiction in the premises of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (f) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidation, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors; or

                  (g) in the event Debentures of any series are issued to a Lodgian Capital Trust or a trustee of such trust in connection with the issuance of Trust Securities by such Lodgian Capital Trust, such Lodgian Capital Trust shall have voluntarily or involuntarily dissolved, wound-up its business or otherwise terminated its existence except in connection with (i) the distribution of Debentures of such series to holders of Trust Securities in liquidation of their interest in such Lodgian Capital Trust, (ii) the redemption or conversion of all of the outstanding Trust Securities of such Lodgian Capital Trust or
         (iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration of such Lodgian Capital Trust;

                  (h) an event of default under any mortgage, indenture, loan agreement or other instrument under which the Company has or shall hereafter have outstanding indebtedness of borrowed money in excess of $10,000,000 which has become due and payable by its terms and has not been paid of whose maturity has been accelerated and such payment default has not been cured or such acceleration has not been annulled within 30 days after a Notice of Default has been given; or

                  (i) any other Event of Default provided pursuant to Section
         2.01 with respect to Debentures of such series.

         SECTION 4.02. ACCELERATION OF MATURITY; RECISSION AND ANNULMENT. If an Event of Default described in clause (a), (b), (c), (d), (g), (h) or (i) (if the Event of Default under clause (d) is with respect to less than all series of Debentures then Outstanding) of Section 4.01 above occurs and is continuing, then, and in each and every such case, unless the principal of all of the Debentures of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Debentures of such series then Outstanding hereunder (each such series voting as a separate class), by notice in writing to the Company (and to the Trustee if given by the Holders of Debentures of such series), may declare the entire principal (or, if the Debentures of such series are Original Issue Discount Debentures, such portion of the principal amount as may be specified in the terms of such series) of all Debentures of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described under clause (e) or (f) of Section 4.01 shall occur and be continuing, then the entire principal (or, if any Debentures are Original Issue Discount Debentures such portion of the principal as may be specified in the terms thereof) of all Debentures of all series then Outstanding and interest accrued thereon, if any, shall be and become immediately due and payable, without notice or demand. If an Event of Default described in clause (d) (if the Event of Default under clause (d) relates to all series of Debentures then Outstanding), of Section 4.01 occurs and is continuing, then and in each and every such case, unless the principal of all the Debentures of all series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Debentures of all series then Outstanding hereunder (treated as one class), by notice in writing to the Company (and to the Trustee if given by Holders of Debentures), may declare the entire principal (or, if any Debentures are Original Issue Discount Debentures such portion of the principal as may be specified in the terms thereof) of all Debentures of all series then Outstanding and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

         The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if any Debentures are Original Issue Discount Debentures, such portion of the principal as may be specified in the terms thereof) of the Debentures of any series (or of all the Debentures of all series, as the case may be) then Outstanding shall have been so declared due and payable, and before any judgment or decree for the payment of such moneys shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Debentures of such series (or of all Debentures of all series, as the case may be) and the principal of (and premium, if any on) Debentures of such series (or of all Debentures of all series, as the case may be) that shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Debentures) specified in the Debentures of such series (or at the respective rates of interest or Yields to Maturity of all Debentures of all series, as the case may be) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, and each predecessor Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Debentures of such series (or, if any Debentures are Original Issue Discount Debentures, such portion of the principal as may be specified in the terms thereof) that shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein -- then and in every such case the Holders of a majority in aggregate principal amount of all the Debentures of such series, each series voting as a separate class (or of all Debentures of all series, as the case may be, voting as a single class), then Outstanding, by written notice to the Company and to the Trustee, may waive all such defaults with respect to the Debentures of such series (or with respect to all Debentures of all series, as the case may be) and rescind and annul such declaration and its consequence, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

         In case the Trustee shall have proceeded to enforce any right with respect to Debentures of such series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

         SECTION 4.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Company covenants that if:

                  (a) default is made in the payment of any interest on any Debenture of any series, or any payment required by any sinking or analogous fund established with respect to Debentures of such series as and when the same shall have become due and payable and such default continues for a period of 30 days (provided that a valid extension of the interest payment period permitted by the terms of the supplemental indenture or Board Resolutions setting forth the terms of the Debentures of such series shall not constitute a default in the payment of interest), or

                  (b) default is made in the payment of the principal of (or premium, if any, on) any Debenture of any series when the same shall have become due and payable, whether upon maturity of the Debentures of such series or upon redemption or upon declaration or otherwise, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of Debentures of such series, the whole amount then due and payable on such Debentures of such series and any premium and interest and, to the extent that payment of such interest shall be legally enforceable under applicable law, interest on any overdue principal and on the premium, if any, and overdue interest, at the rate or rates prescribed therefor in Debentures of such series and, if the Debentures of such series are held by a Lodgian Capital Trust or a trustee of such trust, without duplication of any other amounts paid by such Lodgian Capital Trust or trustee in respect thereof, upon overdue installments of interest at the rate per annum expressed in the Debentures of such series; and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel under Section 5.06.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon Debentures of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon Debentures of such series, wherever situated.

         If an Event of Default with respect to Debentures of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debentures of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, either at law or in equity or in bankruptcy or otherwise whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 4.04. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Debentures of any series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Debentures of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of principal and any premium and interest owing and unpaid in respect of the Debentures of any series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Debentures of such series, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same,

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Debentures of such series to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Debentures of such series, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 5.06.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Debenture of any series, any plan of reorganization, arrangement, adjustment or composition affecting the Debentures of such series or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of Debentures of any series in any such proceeding.

         SECTION 4.05. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF DEBENTURES. All rights of action and claims under this Indenture or under any of the terms established with respect to the Debentures of any series may be prosecuted and enforced by the Trustee without the possession of any of the Debentures of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel due under
Section 5.06, be for the ratable benefit of the Holders of the Debentures of such series in respect of which such judgment has been recovered.

         SECTION 4.06. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article with respect to Debentures of any series shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Debentures of such series, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 5.06;

                  SECOND: To the payment of all Senior Indebtedness of the Company and to the extent required by Article 13:

                  THIRD: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Debentures of such series in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on Debentures of such series for principal and any premium and interest, respectively; and

                  FOURTH: To the payment of the remainder, if any, to the Company.

         SECTION 4.07. LIMITATION ON SUITS. No Holder of any Debenture of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless;

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Debentures of such series and of the continuance thereof with respect to the Debentures of such series specifying such Event of Default, as hereinbefore provided;

                  (b) the Holders of not less than 25% in principal amount of the Outstanding Debentures of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Debentures of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         SECTION 4.08. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST. Notwithstanding any other provision in this Indenture, but subject to Article 13 of this Indenture, the Holder of any Debenture of any series shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 2.03) interest on Debenture of such series on the Stated Maturity or Maturities expressed in Debentures of such series (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         SECTION 4.09. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder of Debentures of any series has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Debentures of such series shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 4.10. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures in the last paragraph of Section 2.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Debentures is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 4.11. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Debenture to exercise any right or remedy accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Subject to the provisions of Section 4.07, every right and remedy given by this Article or by law to the Trustee or to the Holders of Debentures may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Debentures, as the case may be.

         SECTION 4.12. CONTROL BY HOLDERS OF DEBENTURES. The Holders of a majority in aggregate principal amount of the Outstanding Debentures of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Debentures of such series; PROVIDED, that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (b) the Trustee may take any other action deemed proper by the Trustee; PROVIDED, that such direction shall not be in conflict with any rule of law or with this Indenture or be unduly prejudicial to the rights of Holders of Debentures of any other series at the time Outstanding. Subject to the provisions of Section 5.02, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability.

         SECTION 4.13. WAIVER OF PAST DEFAULTS. The Holders of not less than a majority in principal amount of the Outstanding Debentures of any series may on behalf of the Holders of all the Debentures of such series waive any past default hereunder with respect to the Debentures of such series and its consequences, except a default

                  (a) in the payment of the principal of (or premium, if any) or any interest on any Debenture of such series as and when the same shall become due by the terms of Debentures of such series otherwise than by acceleration (unless such default has been cured and sums sufficient to pay all matured installments of interest and principal and any premium has been deposited with the Trustee (in accordance with Section 4.02)), or

                  (b) in respect of a covenant or provision hereof that under
         Article 8 cannot be modified or amended without the consent of the Holder of each Outstanding Debenture of such series affected;

PROVIDED, that if the Debentures of such series are held by a Lodgian Capital Trust or a trustee of such trust, such waiver or modification to such waiver shall not be effective until the holders of a majority of the aggregate liquidation amount of Trust Securities of the applicable Lodgian Capital Trust shall have consented to such waiver or modification to such waiver; PROVIDED FURTHER, that where a consent under this Indenture would require the consent of Holders of more than a majority of the principal amount of Outstanding Debentures of such series, such waiver shall not be effective until the holders of at least the same proportion in aggregate liquidation amount of the Trust Securities of the applicable Lodgian Capital Trust shall have consented to such waiver; PROVIDED FURTHER, that a default in respect of any covenant or provision contained in Article 12 may only be waived by the Holders affected thereby.

         Upon any such waiver, the default covered thereby shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture and the Company, the Trustee and the Holders of the Debentures of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 4.14. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Debentures of any series, or to any suit instituted by any Holder of any Debenture for the enforcement of the payment of the principal of or any premium or interest on such Debenture on or after the Stated Maturity or

Maturities expressed in such Debenture (or, in the case of redemption, on or after the Redemption Date).

         SECTION 4.15. WAIVER OF STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 5

                                   THE TRUSTEE

         SECTION 5.01. DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING DEFAULT; PRIOR TO DEFAULT. With respect to the Holders of any series of Debentures issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Debentures of a such series and after the curing or waiving of all Events of Default that may have occurred with respect to Debentures of such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Debentures of such series has occurred (which has not been cured or waived), the Trustee shall exercise with respect to the Debentures of such series such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

                  (a) prior to the occurrence of an Event of Default with respect to the Debentures of any series and after the curing or waiving of all such Events of Default with respect to the Debentures of such series that may have occurred:

                           (i) the duties and obligations of the Trustee with
                  respect to the Debentures of such series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee: and

                           (ii) in the absence of bad faith on the part of the
                  Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statement, certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that such Responsible Officers of the Trustee were negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 4.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or Power conferred upon the Trustee, under this Indenture.

         No provision of this Indenture shall require the Trustee to extend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         SECTION 5.02. CERTAIN RIGHTS OF TRUSTEE. Subject to the provisions of the Trust Indenture Act:

                  (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Debentures of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Trustee;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture, unless the Trustee was negligent in ascertaining the pertinent facts; and

                  (i) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Debentures and this Indenture.

         SECTION 5.03. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF DEBENTURES. The recitals contained herein and in the Debentures (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of any Debentures. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Debentures or the proceeds thereof.

         SECTION 5.04. MAY HOLD DEBENTURES. The Trustee, any Authenticating Agent, any Paying Agent, or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Section 5.09 and 5.11, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, or such other agent.

         SECTION 5.05. MONEY HELD IN TRUST. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

         SECTION 5.06. COMPENSATION AND REIMBURSEMENT. The Company agrees:

                  (a) to pay to the Trustee or any successor Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustee or any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to indemnify the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 4.01(e) or Section 4.01(f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar laws.

         The Trustee shall have a lien prior to the Debentures as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 5.06, except with respect to unclaimed funds held in trust for the benefit of the Holders of particular Debentures.

         The provisions of this Section 5.06 shall survive the termination of this Indenture.

         SECTION 5.07. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 5.08.

         (b) The Trustee may resign at any time with respect to the Debentures of one or more series by giving written notice thereof to the Company, or so long as no Event of Default shall have occurred or be continuing, be removed with respect to the Debentures of one or more series by the Company by a Board Resolution, a copy of which shall be delivered to the Trustee and the Holders of such series. If the instrument of acceptance by a successor Trustee required by
Section 5.08 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debentures of such series.

          (c) The Trustee may be removed at any time with respect to the Debentures of any series by Act of the Holders of a majority in principal amount of the Outstanding Debentures of such series delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by
Section 5.08 shall not have been delivered to the Trustee within 30 days after the delivery of such Act of removal, the Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debentures of such series.

          (d) If at any time:

                  (i) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder of a Debenture who has been a bona fide Holder of a Debenture for at least six months, or

                  (ii) the Trustee shall cease to be eligible under Section 6.10 and Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any such Holder of a Debenture who has been a bona fide Holder of Debenture for at least six months, or

                  (iii) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,

(A) the Company by a Board Resolution may remove the Trustee with respect to all Debentures, or

(B) subject to Section 4.14 any Holder of a Debenture who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Debentures and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debentures of one or more series, the Company, by a Board

Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debentures of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debentures of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debentures of any particular series) and shall comply with the applicable requirements of Section 5.08. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debentures of any series shall be appointed by Act of the Holders of a majority in principal amount of Outstanding Debentures of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 5.08, become the successor Trustee with respect to the Debentures of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debentures of any series shall have been so appointed by the Company or the Holders of Debentures of such series and accepted appointment in the manner required by Section 5.08, any Holder of a Debenture of such series who has been a bona fide Holder of a Debenture of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debentures of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debentures of any series and each appointment of a successor Trustee with respect to the Debentures of any series in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee with respect to the Debentures of such series and the address of its Corporate Trust Office.

         SECTION 5.08. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. (a) In case of the appointment hereunder of a successor Trustee with respect to all Debentures, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but on the written request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Debentures of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Debentures of such series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and that (i) shall contain such provisions as shall be necessary or desirable to transfer and conform to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debentures of such series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Debentures, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debentures of such series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debentures of such series to which the appointment of such successor Trustee relates; but, on the written request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debentures of such series to which the appointment of such successor Trustee relates.

          (c) Upon the written request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 5.09. DISQUALIFICATION; CONFLICTING INTERESTS. If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the holder of Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

         SECTION 5.10. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall be at all times a Trustee hereunder, which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and (a) has a combined capital and surplus of at least $50,000,000 or (b) has a combined capital and surplus of at least $10,000,000 and is a wholly-owned subsidiary of a corporation having a combined capital and surplus of at least $50,000,000, and in each case subject to supervision by Federal, State or District of Columbia authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereunder specified in this Article.

         SECTION 5.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

         SECTION 5.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.

         SECTION 5.13. NOTICE OF DEFAULTS. If a default occurs hereunder with respect to Debentures of any series, the Trustee shall give the Holders of Debentures of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, that in the case of any default of the character specified in Section 4.01(d) with respect to Debentures of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to Debentures of such series.

                                    ARTICLE 6

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 6.01. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Debentures (i) contained in the most recent list furnished to the Trustee as provided in Section 312(a) of the Trust Indenture Act, (ii) received by the Trustee in its capacity as Debenture Registrar and (iii) filed with it within the two preceding years pursuant to Section 313(c)(2) of the Trust Indenture Act.

          (b) If three or more Holders of Debentures of any series (herein referred to as "APPLICANTS") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debenture of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debentures of such series with respect to their rights under this Indenture or under the Debentures of such series and is accompanied by a copy of the form of proxy or other communication that such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 6.01(a), or

                  (ii) inform such applicants as to the approximate number of Holders of Debentures of such series whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.01(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

          (c) Every Holder of Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Debentures in accordance with Section 6.01(b), regardless of the source from which such information was derived and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 6.01(b).

         SECTION 6.02. REPORTS BY TRUSTEE. The Trustee shall in each year transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of Section 313(a). The trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

         SECTION 6.03. REPORTS BY COMPANY. The Company shall file with the Trustee such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act. The Company shall transmit information to the Holders of the Debentures as required by Section 313(c) of the Trust Indenture Act.

         Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                    ARTICLE 7

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

         SECTION 7.01. COMPANY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS. The Company shall not merge or consolidate with any other corporation or sell or convey all or substantially all of its assets to any Person, unless (a) either the Company shall be the continuing corporation, or the successor corporation (if other than the Company) shall be a corporation organized under the laws of the United States of America or any State thereof and shall expressly assume the due and punctual payment of the principal of and interest on all the Debentures, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, and (b) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.

         SECTION 7.02. SUCCESSOR CORPORATION SUBSTITUTED. In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession any or all of the Debentures issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall make available for delivery any securities that previously shall have been signed and delivered by the officers of the Company, to the Trustee for authentication, and any Debentures that such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate.

         In the event of any such sale or conveyance (other than a conveyance by way of lease) the Company or any successor corporation that shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Debentures and may be liquidated and dissolved.

         SECTION 7.03. MERGER WITH IMPAC. If the merger (the "MERGER") contemplated pursuant to the Agreement and Plan of Merger dated as of March 20, 1998 among Lodgian, the Company, Impac Hotel Group, L.L.C., SHG-S Sub, Inc. and SHG-I Sub, L.L.C. is consummated, then, upon the assumption by Lodgian of the Company's obligations under this Indenture and the Debentures as contemplated by
Section 7.01, Servico, Inc. shall be discharged from all obligations and covenants under this Indenture and the Debentures.

         SECTION 7.04. OPINION OF COUNSEL TO TRUSTEE. The Trustee may receive an Opinion of Counsel, prepared in accordance with Section 1.02, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.

                                    ARTICLE 8

                             SUPPLEMENTAL INDENTURES

         SECTION 8.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders of Debentures, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Debentures; or

                  (b) to add to the covenants of the Company for the benefit of the Holders of Debentures of all or any series (and if such covenants are to be for the benefit of Debentures of less than all series, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (c) to comply with any requirements of the Commission in connection with the qualification of this Indenture under the Trust Indenture Act;

                  (d) to add any additional Events of Default (and if such Events of Default are to be for the benefit of Debentures of less than all series, stating that such Events of Default are expressly being included solely for the benefit of such series); or

                  (e) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Debenture Outstanding of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision; or

                  (f) to establish the form or terms of Debentures of any series as permitted by Sections 2.01; or

                  (g) to evidence and provide for the acceptance of appointment thereunder by a successor Trustee with respect to the Debentures of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 5.08(b); or

                  (h) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article 12, including providing for the conversion of the Debentures into any security or property (other than the Common Stock of the Company); or

                  (i) to cure any ambiguity, to correct or supplement any provision herein that may be inconsistent with any other provision herein, to make any change to the form or term of the Debentures of any series or to make other changes to this Indenture; PROVIDED, that such action shall not have a material adverse effect on the interests of the Holders of Debentures of any series.

         SECTION 8.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debentures of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Debentures of such series under this Indenture; PROVIDED, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby,

                  (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Debenture of any series, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Debenture that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 4.02 or change the coin or currency in which any Debenture or any premium or interest thereon is payable, or change any Place of Payment where any Debenture is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (b) reduce the percentage in principal amount of the Outstanding Debentures of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of certain defaults hereunder and their consequences provided for in this Indenture, or

                  (c) modify any of the provisions of this Section or Section 4.13, except to increase the percentage of Outstanding Debentures of any series the consent of the Holders of which is required pursuant to such provisions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debenture affected thereby, or

                  (d) make any change that adversely affects the right to convert any Debenture of any series as provided in Article 12 or pursuant to Section 2.01 (except as permitted by Section 8.01) or decrease the conversion rate or increase the conversion price of any such Debenture of such series, or

                  (e) change the obligation of the Company, with respect to Outstanding Debentures of a series, to maintain an office or agency in the places and for the purposes specified in Section 9.02 for such series; or

                  (f) if the Debentures of any series are secured, change the terms and conditions pursuant to which the Debentures of such series are secured in a manner adverse to the Holders of the secured Debentures of such series, or

                  (g) make any change in Article 13 that adversely affects the rights of any Holders of Outstanding Debentures of such series.

         If the Debentures of such series are held by a Lodgian Capital Trust or a trustee of such trust, such supplemental indenture shall not be effective until the holders of 662/3% of the aggregate liquidation amount of Trust Securities of the applicable Trust shall have consented to such supplemental indenture; PROVIDED, where a consent under this Indenture would require the consent of Holders of more than 662/3% of the principal amount of Outstanding Debentures of such series, such supplemental indenture shall not be effective until the holders of at least the same proportion in aggregate liquidation amount of the Trust Securities of the applicable Lodgian Capital Trust shall have consented to such supplemental indenture.

         A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of Debentures of one or more particular series, or that modifies the rights of the Holders of Debentures of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debentures of any other series.

         It shall not be necessary for any Act of Holders of Debentures of any series under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 8.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 5.02) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 8.04. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 8.05. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act of 1939, as amended, in effect on such date.

         SECTION 8.06. REFERENCE IN DEBENTURES TO SUPPLEMENTAL INDENTURES. Debentures of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and made available for delivery by the Trustee in exchange for Outstanding Debentures of such series.

                                    ARTICLE 9

                                    COVENANTS

         SECTION 9.01. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company covenants and agrees for the benefit of Debentures of any series that it will duly and punctually pay the principal of and any premium and interest on the Debentures of such series in accordance with the terms of the Debentures of such series and this Indenture.

         SECTION 9.02. MAINTENANCE OF OFFICE OR AGENCY. So long as any series of the Debentures remain outstanding, the Company agrees to maintain an office or agency in the City of Wilmington, State of Delaware, with respect to each such series and at such other location or locations as may be designated as provided in this Section 9.02, where (i) Debentures of that series may be presented for payment, (ii) Debentures of that series may be presented as herein above authorized for registration of transfer and exchange, and (iii) notices and demands to or upon the Company in respect of the Debentures of that series and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Company shall, by written notice signed by its President or a Vice President and delivered to the Trustee, designate some other office or agency for such purposes or any of them. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, notices and demands.

         SECTION 9.03. MONEY FOR DEBENTURES PAYMENTS TO BE HELD IN TRUST. If the Company shall at any time act as its own Paying Agent with respect to Debentures of any series, it will, on or before each due date of the principal of and any premium or interest on any of the Debentures of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure to act.

         Whenever the Company shall have one or more Paying Agents for Debentures of any series it will, prior to each due date of the principal of and any premium or interest on any Debentures of such series, deposit with a Paying Agent a sum sufficient to pay the principal and any premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the

Trustee) the Company will promptly notify the Trustee of its action or failure to act.

         The Company will cause each Paying Agent for Debentures of any series other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of the principal of and any premium or interest on Debentures of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any default by the Company (or any other obligor upon the Debentures of such series) in the making of any payment of principal of and any premium or interest on the Debentures of such series;

                  (c) comply with the provisions of the Trust Indenture Act applicable to it as Paying Agent; and

                  (d) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and any premium or interest on any Debenture of any series and remaining unclaimed for two years after such principal and any premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of the Debenture of such series shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money and all liability of the Company as trustee thereof shall thereupon cease; PROVIDED, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 9.04. LIMITATION ON DIVIDENDS; TRANSACTIONS WITH AFFILIATES. If Debentures of any series are issued to a Lodgian Capital Trust or a trustee of such trust in connection with the issuance of Trust Securities by such Lodgian Capital Trust and (a) there shall have occurred any event that would constitute an Event of Default, (b) the Guarantor shall be in default with respect to its payment of any obligations under the Guarantee relating to such Lodgian Capital Trust, or (c) the Company shall have given notice of its election to defer payments of interest on Debentures of such series by extending the interest payment period as provided herein and such period, or any extension thereof, shall be continuing, then the Company shall not, and shall not permit any Subsidiary to, (x) declare or pay any dividend on, make any distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock or (y) make any payment of principal of, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank on a parity with or junior in interest to the Debentures of that series or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company if such guarantee ranks on a parity with or junior in interest to the Debentures of that series (other than (a) dividends or distributions in common stock of the Company, (b) payments under the Guarantee relating to such Lodgian Capital Trust, (c) any declaration of a dividend in connection with the implementation of a shareholders' rights plan, or issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, and
(d) purchases of common stock related to the issuance of common stock or rights under any of the Company's benefit plans).

         SECTION 9.05. COVENANTS AS TO LODGIAN CAPITAL TRUST. In the event Debentures are issued to a Lodgian Capital Trust or a trustee of such trust in connection with the issuance of Trust Securities by such Lodgian Capital Trust, for so long as such Trust Securities remain outstanding, the Company will (a) maintain directly or indirectly ownership of all of the Common Securities of such Lodgian Capital Trust; PROVIDED, that any permitted successor of the Company under the Indenture may succeed to the Company's ownership of the Common Securities, (b) cause such Lodgian Capital Trust to remain a statutory business trust, except in connection with a distribution of Debentures of such series to the holders of Trust Securities in liquidation of such Lodgian Capital Trust, the redemption of all of the Trust Securities of such Trust, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and not to voluntarily dissolve, wind-up, liquidate or to be terminated, except as permitted by the Declaration, (c) use its commercially reasonable efforts to ensure that the Trust shall not be an "investment company" for purposes of the Investment Company Act of 1940, as amended, and (d) take no action that would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

         SECTION 9.06. EXISTENCE. Subject to Article 7, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; PROVIDED, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

         SECTION 9.07. STATEMENT BY OFFICERS AS TO DEFAULT. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate signed by its principal executive officer, principal financial officer or principal accounting officer stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         The Company shall file with the Trustee written notice of the occurrence of any default relating to an Event of Default of the type described in clause (e), (f) or (g) of Section 4.01 or any Event of Default within five Business Days of its becoming aware of any such default or Event of Default.

         SECTION 9.08. FINANCIAL INFORMATION; SEC REPORTS. The Company shall file with the Trustee, within 15 days after it files any annual and quarterly reports, information, documents and other reports with the Commission, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

         If at any time, the Company is not required to file any such reports with the Commission, the Company will deliver to the Trustee (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Company

(i) a consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations, stockholders' equity and cash flows for such fiscal year, all reported on by an independent public accountant of nationally recognized standing and (ii) a report containing a management's discussion and analysis of the financial condition and results of operations and a description of the business and properties of the Company and (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company (i) an unaudited consolidated financial report for such quarter and
(ii) a report containing a management's discussion and analysis of the financial condition and results of operations of the Company; PROVIDED, that the foregoing shall not be required for any fiscal year or quarter, as the case may be, with respect to which the Company files or expects to file with the Trustee an annual report or quarterly report, as the case may be, pursuant to the second paragraph of this Section 9.08.

         With respect to Debentures originally issued in an offering not registered pursuant to the Securities Act, if prior to the Resale Restriction Termination Date, the Company is neither subject to Section 13 or 15(d) of the Exchange Act, the Company shall at the request of any Holder provide to such Holder and any prospective purchaser designated by such Holder such information, if any, required by Rule 144A(d)(4) under the Securities Act.

                                   ARTICLE 10

                            REDEMPTION OF DEBENTURES

         SECTION 10.01. APPLICABILITY OF ARTICLE. Debentures of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section
2.01 for Debentures of any series) in accordance with this Article.

         SECTION 10.02. ELECTION TO REDEEM; NOTICE TO TRUSTEE. The election of the Company to redeem Debentures of any series shall be evidenced by an Officers' Certificate. In the case of any redemption, at the election of the Company, the Company shall, upon not less than 30 nor more than 60 days prior to the Redemption Date fixed by the Company, notify the Trustee of such Redemption Date and of the principal amount of Debentures of such series to be redeemed. In the case of any redemption of Debentures of such series (a) prior to the expiration of any restriction on such redemption provided in the terms of such Debentures of such series or elsewhere in this Indenture, or (b) pursuant to an election of the Company that is subject to a condition specified in the terms of

Debentures of such series, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

         SECTION 10.03. SELECTION BY TRUSTEE OF DEBENTURES TO BE REDEEMED. If less than all the Debentures of any series and of like tenor are to be redeemed, the particular Debentures of such series to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debentures of such series and of like tenor not previously called for redemption. If the Outstanding Debentures have not been distributed to the Holders of Trust Securities upon a dissolution of the Lodgian Capital Trust (where applicable), the Debentures to be redeemed may be selected by such method as the Trustee shall deem fair and appropriate and that may provide for the selection of portions (equal to the minimum authorized denomination for Debentures of such series or any integral multiple thereof) of the principal amount of Registered Debentures of such series of a denomination larger than the minimum authorized denomination for Debentures of such series. If the Outstanding Debentures have been distributed to the Holders of Trust Securities, then the Trustee must redeem the Outstanding Debentures PRO RATA.

         If Debentures of any series selected for partial redemption are converted in part before termination of the conversion right with respect to the portion of the Debenture of such series so selected, the converted portion of the Debentures of such series shall be deemed (so far as may be) to be the portion selected for redemption. Debentures (or portions thereof) that have been converted during a selection of Debentures of such series to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection. In any case where more than one Debenture of such series is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Debenture of such series.

         The Trustee shall promptly notify the Company in writing of the Debentures of such series selected for redemption and, in the case of any Debentures of such series selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures of such series of such series shall relate, in the case of any Debentures of such series redeemed or to be redeemed only in part, to the portion of the principal amount of the Debentures of such series that has been or is to be redeemed.

         SECTION 10.04. NOTICE OF REDEMPTION. Notice of redemption shall be given in the manner provided in Section 1.06 to the Holders of Debentures to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

         All notices of redemption shall identify the Debentures (including the CUSIP number) to be redeemed and shall state:

                  (a) the Redemption Date;

                  (b) the Redemption Price;

                  (c) if less than all the Outstanding Debentures of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debentures of such series to be redeemed, and a statement to the effect that on or after the Redemption Date upon surrender of such Debenture a new Debenture of such series in the principal amount equal to the unredeemed portion will be issued;

                  (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Debenture of such series to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

                  (e) the place or places where such Debentures of such series, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price;

                  (f) that the redemption is for a sinking fund, if such is the case; and

                  (g) if applicable, the conversion rate or price, the date on which the right to convert the Debentures of such series to be redeemed will terminate and the place or places where such Debentures may be surrendered for conversion.

         A notice of redemption published as contemplated by Section 1.06 need not identify particular Registered Debentures of such series to be redeemed.

         Notice of redemption of Debentures to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         SECTION 10.05. DEPOSIT OF REDEMPTION PRICE. Prior to 10:00 A.M., New York time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 9.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Debentures that are to be redeemed on that date.

         If any Debenture called for redemption is converted into Common Stock of the Company, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Debenture shall (subject to any right of the Holder of such Debenture or any Predecessor Debenture to receive interest as provided in Section 2.03) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

         SECTION 10.06. DEBENTURES PAYABLE ON REDEMPTION DATE. Notice of redemption having been given as aforesaid, the Debentures so to be redeemed shall on the Redemption Date become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Debentures shall cease to bear interest. Upon surrender of any such Debenture for redemption in accordance with said notice maturing after the Redemption Date, such Debenture shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; PROVIDED, that, unless otherwise specified as contemplated by Section 2.01, installments of interest on Registered Debentures whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debentures or one or more Predecessor Debentures, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 2.03.

         If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debenture.

         SECTION 10.07. DEBENTURES REDEEMED IN PART. Any Registered Debenture of any series that is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Debenture without service charge, a new Registered Debenture or Debentures of such series and of like tenor of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debenture of such series so surrendered.

                                   ARTICLE 11

                                  SINKING FUNDS

         SECTION 11.01. APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to any sinking fund for the retirement of Debentures of any series except as otherwise specified as contemplated by Section 2.01 for Debentures of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Debentures of any series is herein referred to as a "MANDATORY SINKING FUND PAYMENT," and any payment in excess of such minimum amount provided for by the terms of Debentures of any series is herein referred to as an "OPTIONAL SINKING FUND PAYMENT." If provided for by the terms of Debentures of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 11.02. Each sinking fund payment shall be applied to the redemption of Debentures of any series as provided for by the terms of Debentures of such series.

         SECTION 11.02. SATISFACTION OF SINKING FUND PAYMENTS WITH DEBENTURES. The Company (a) may deliver Outstanding Debentures of any series (other than any previously called for redemption (b) an may apply as a credit Debentures of such series that have been redeemed either at the election of the Company pursuant to the terms of the Debentures of such series or through the application of permitted optional sinking fund payments pursuant to the terms of the Debentures, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Debentures of such series required to be made pursuant to the terms of the Debentures of such series; PROVIDED, that the Debentures of such series have not been previously so credited. The Debentures shall be received and credited for such purpose by the Trustee at the Redemption Price specified in the Debentures of such series for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         SECTION 11.03. REDEMPTION OF DEBENTURES FOR SINKING FUND. Not less than 60 days prior to each sinking fund payment date for Debentures of any series, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such series pursuant to the terms of such series, the portion thereof, if any, that is to be satisfied by payment of cash and the portion thereof, if any, that is to be satisfied by delivering and crediting Debentures of such series pursuant to Section 11.02 and will also deliver to the Trustee any Debentures of such series to be so delivered. Not less than 45 days before each such sinking fund payment date the Trustee shall select the Debentures of such series to be redeemed upon such sinking fund payment date in the manner specified in Section 10.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 10.04. Such notice having been duly given, the redemption of such Debentures of such series shall be made upon the terms and in the manner stated in Sections 10.06 and 10.07.

                                   ARTICLE 12

                            CONVERSION OF DEBENTURES

         SECTION 12.01. APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to the Debentures of any series that are convertible into shares of Common Stock of the Company, and the issuance of such shares of Common Stock upon the conversion of Debentures of such series, except as otherwise specified as contemplated by Section 2.01 for the Debentures of such series. The terms and provisions applicable to the conversion of Debentures of any series into securities of the Company (other than Common Stock) shall, if applicable, be set forth in an Officers' Certificate or established in one or more indentures supplemental hereto, prior to the issuance of Debentures of such series in accordance with Section 2.01.

         SECTION 12.02. EXERCISE OF CONVERSION PRIVILEGE. In order to exercise a conversion privilege, the Holder of a Debenture of any series with such a privilege shall surrender such Debenture to the Company at the office or agency maintained for that purpose pursuant to Section 1.02, accompanied by written notice to the Company that the Holder elects to convert such Debenture or a specified portion thereof. Such notice shall also state, if different from the name and address of such Holder, the name or names (with address) in that the certificate or certificates for shares of Common Stock that shall be issuable on such conversion shall be issued. Debentures of such series surrendered for conversion shall (if so required by the Company or the Trustee) be duly endorsed by or accompanied by instruments of transfer in forms satisfactory to the Company and the Trustee duly executed by the registered Holder or its attorney duly authorized in writing. As promptly as practicable after the receipt of such notice and of any payment required pursuant to a Board Resolution and, subject to Section 2.01, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto setting forth the terms of Debentures and the surrender of such Debentures in accordance with such reasonable regulations as the Company may prescribe, the Company shall issue and shall deliver, at the office or agency at which such Debenture is surrendered, to such Holder or on its written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Debenture (or specified portion thereof), in accordance with the provisions of such Board Resolution, Officers' Certificate or supplemental indenture, and cash as provided therein in respect of any fractional share of such Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such notice and such payment, if required, shall have been received in proper order for conversion by the Company and such Debenture shall have been surrendered as aforesaid (unless such Holder shall have so surrendered such Debenture and shall have instructed the Company to effect the conversion on a particular date following such surrender and such Holder shall be entitled to convert such Debenture on such date, in which case such conversion shall be deemed to be effected immediately prior to the close of business on such date) and at such time the rights of the Holder of such Debenture as such Debenture Holder shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock of the Company shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby. Except as set forth above and subject to Section 2.03, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Debentures of such series surrendered for conversion or on account of any dividends on the Common Stock of the Company issued upon such conversion. Debentures surrendered for conversion on or after any regular record date and prior to the next succeeding Interest Payment Date (other than a Debenture or a portion of a Debenture called for redemption on a Redemption Date occurring after such regular record date and on or prior to such Interest Payment Date) shall be accompanied by payment equal to the amount of interest payable on such Debenture on such Interest Payment Date.

         In the case of any Debenture of any series that is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Company, a new Debenture or Debentures of such series, of authorized denominations, in aggregate principal amount equal to the unconverted portion of such Debenture.

         SECTION 12.03. NO FRACTIONAL SHARES. No fractional share of Common Stock of the Company shall be issued upon conversions of Debentures of any series. If more than one Debenture of such series shall be surrendered for conversion at one time by the same Holder, the number of full shares that shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Debentures of such series (or specified portions thereof to the extent permitted hereby) so surrendered. If, except for the provisions of this Section 12.03, any Holder of a Debenture or Debentures of such series would be entitled to a fractional share of Common Stock of the Company upon the conversion of such Debenture or Debentures, or specified portions thereof, the Company shall pay to such Holder an amount in cash equal to the current market value of such fractional share based upon the (i) the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock (regular way) on the NYSE on the trading day immediately preceding the date of conversion, (ii) if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, (iii) if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by the NASDAQ Stock Market, (iv) if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, (v) if the Common Stock is not so quoted, the average of the mid-point of the last bid and ask prices for the Common Stock from at least three nationally recognized investment banking firms selected by the Board of Directors or (vi) if not so available in such manner, as otherwise determined in good faith by the Board of Directors. For purposes of this Section, "trading day" shall mean any day on which the Common Stock is traded on the NYSE, or if the Common Stock is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which the Common Stock is listed or admitted, or if not listed or admitted to trading on any national securities exchange, on the NASDAQ Stock Market, or if the Common Stock is not quoted on the NASDAQ Stock Market, in the applicable securities market in which the Common Stock is traded.

         SECTION 12.04. ADJUSTMENT OF CONVERSION PRICE. The conversion price of Debentures of any series that is convertible into Common Stock of the Company shall be adjusted for any stock dividends, stock splits, reclassification, combinations or similar transactions in accordance with the terms of the supplemental indenture or Board Resolutions setting forth the terms of the Debentures of such series.

         Whenever the conversion price is adjusted, the Company shall compute the adjusted conversion price in accordance with terms of the applicable Board Resolution or supplemental indenture and shall prepare an Officers' Certificate setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of

Debentures of such series pursuant to Section 9.02 and, if different, with the Trustee. The Company shall forthwith cause a notice setting forth the adjusted conversion price to be mailed, first class postage prepaid, to each Holder of Debentures of such series at its address appearing on the Debenture Register and to any conversion agent other than the Trustee.

         SECTION 12.05. RESERVATION OF SHARES OF COMMON STOCK. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock or treasury shares, for the purpose of effecting the conversion of Debentures, the full number of shares of Common Stock of the Company then issuable upon the conversion of all outstanding Debentures of any series that has conversion rights.

         SECTION 12.06. PAYMENT OF CERTAIN TAXES UPON CONVERSION. The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of its Common Stock on conversion of Debentures pursuant hereto. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of its Common Stock in a name other than that of the Holder of the Debenture or Debentures to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

         SECTION 12.07. NONASSESSABILITY. The Company covenants that all shares of Common Stock that may be issued upon conversion of Debentures will upon issue in accordance with the terms hereof be duly and validly issued and fully paid and nonassessable.

         SECTION 12.08. EFFECT OF CONSOLIDATION OR MERGER ON CONVERSION PRIVILEGE. With respect to Debentures of any series, in case of any consolidation of the Company with, or merger of the Company into or with any other Person, or in case of any sale of all or substantially all of the assets of the Company or any other similar event, the conversion privilege shall be modified in accordance with the terms of the supplemental indenture or Board Resolutions setting forth the terms of the Debentures of such series.

         SECTION 12.09. DUTIES OF TRUSTEE REGARDING CONVERSION. Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any Holder of Debentures of any series that is convertible into Common Stock to determine whether any facts exist that may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, whether herein or in any supplemental indenture (or whether a supplemental indenture need be entered into), any resolutions of the Board of Directors or written instrument executed by one or more officers of the Company provided to be employed in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Debentures and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Debenture for the purpose of conversion or to comply with any of the covenants of the Company contained in this Article 12 or in the applicable supplemental indenture, resolutions of the Board of Directors or written instrument executed by one or more duly authorized officers of the Company. All Debentures delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 2.08.

         SECTION 12.10. REPAYMENT OF CERTAIN FUNDS UPON CONVERSION. Any funds that at any time shall have been deposited by the Company or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of, and premium, if any, and interest, if any, on any of the Debentures (including funds deposited for the sinking fund referred to in Article 2 hereof) and that shall not be required for such purposes because of the conversion of such Debentures as provided in this Article 12 shall after such conversion be repaid to the Company by the Trustee upon the Company's written request, subject to Section 2.03 hereof.

                                   ARTICLE 13

                           SUBORDINATION OF DEBENTURES

         SECTION 13.01. DEBENTURES SUBORDINATE TO SENIOR INDEBTEDNESS. The Company covenants and agrees, and each Holder of a Debenture, by the Holder's acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Debentures and the payment of the principal of (and premium, if any) and interest on each and all of the Debentures are hereby expressly made subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter incurred. No provision of this Article shall prevent the occurrence of any default or Event of Default hereunder.

         SECTION 13.02. PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC. In the event of (i) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors or its property, (ii) any proceeding for the liquidation, dissolution or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,
(iii) any assignment by the Company for the benefit of its creditors or (iv) any other marshalling of the assets of the Company, all Senior Indebtedness shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made by the Company on account of the Debentures. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinate, at least to the extent provided in the subordination provisions of the Indenture with respect to the indebtedness evidenced by the Debentures, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for such subordination provisions) be payable or deliverable in respect of the Debentures shall be paid or delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness shall have been paid in full. No present or future holder of any Senior Indebtedness shall be prejudiced in the right to enforce subordination of the Debentures by any act or failure to act on the part of the Company.

         In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee before all Senior Indebtedness of the Company is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, and their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness of the Company, as the case may be, remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

         The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article 7 shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article 7.

         SECTION 13.03. NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT. In the event that (i) the Company shall default in the payment of any principal, or premium, if any, or interest on any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or declaration or otherwise or (ii) an event of default occurs with respect to any Senior Indebtedness permitting the holders thereof to accelerate the maturity thereof and written notice describing such event of default is given to the Company by the holders of Senior Indebtedness, then unless and until such default in payment and event of default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the Debentures or any interest thereon or in respect of any repayment, redemption, retirement, purchase or other acquisition of the Debentures.

         In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 13.03 such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

         SECTION 13.04. PAYMENT PERMITTED IN CERTAIN SITUATIONS. Nothing contained in this Article or elsewhere in this Indenture or in any of the Debentures shall prevent (a) the Company, at any time except during the pendency of any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary or any bankruptcy, insolvency, receivership or other proceedings of the Company referred to in Section 13.02 or under the conditions described in Section 13.03, from making payments at any time of principal of or premium, if any, or interest on the Debentures, or (b) the application by the

Trustee of any money deposited with it hereunder to the payment of or on account of the principal of, or premium, if any, or interest on the Debentures or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

         SECTION 13.05. SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS. Senior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property, equal to the amount of such Senior Indebtedness then outstanding. Subject to the payment in full of all Senior Indebtedness, the rights of the Holders of Debentures shall be subrogated to the rights of any holders of Senior Indebtedness to receive any further payments or distributions applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Debentures shall be paid in full, by reason of such subrogation, of cash, property or securities which would be paid or distributed to the holders of Senior Indebtedness, shall, as among the Company and its creditors other than holders of Senior Indebtedness, on the one hand, and the Holders of Debentures, on the other, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness and not on account of the Convertible Debentures.

         SECTION 13.06. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of Debentures on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Debentures is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of Debentures, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of Debentures the principal of (and premium, if any) and interest on the Debentures as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of Debentures and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

         SECTION 13.07. TRUSTEE TO EFFECTUATE SUBORDINATION. Each Holder of a Debenture by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

         SECTION 13.08. NO WAIVER OF SUBORDINATION PROVISIONS. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Debentures, without incurring responsibility to the Holders of Debentures and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of Debentures to the holders of Senior Indebtedness do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

         SECTION 13.09. NOTICE TO TRUSTEE. The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 5.02, shall be entitled in all respects to assume that no such facts exist; PROVIDED, that if the Trustee shall have not received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Debentures, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

         Subject to the provisions of Section 5.02, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         SECTION 13.10. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 5.02, and the Holders of Debentures shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Debentures, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

         SECTION 13.11. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into the Indenture against the Trustee. Except with respect to Section 13.03, the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders or creditors if it shall in good faith pay over or distribute to Holders of Debentures or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

         SECTION 13.12. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS, PRESERVATION OF TRUSTEE'S RIGHTS. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness that may at any time be held by it, to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 5.06.

         SECTION 13.13. ARTICLE APPLICABLE TO PAYING AGENTS. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "TRUSTEE" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; PROVIDED, that this Section 13.13 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

         SECTION 13.14. CERTAIN CONVERSIONS DEEMED PAYMENT. For the purposes of this Article only, (a) the issuance and delivery of junior securities (or cash paid in lieu of fractional shares) upon conversion of Debentures in accordance with Article 12, or pursuant to the terms set forth in an Officers' Certificate or established in one or more indentures supplemental hereto in accordance with
Section 2.01, shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Debentures or on account of the purchase or other acquisition of Debentures, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities and cash paid in lieu of fractional shares) upon conversion of a Debenture shall be deemed to constitute payment on account of the principal of such Debenture. For the purposes of this Section, the term "junior securities" means (i) shares of any stock of any class of the Company and (ii) securities of the Company that are subordinated in right of payment to all Senior Indebtedness that may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Debentures are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this

Indenture or in the Debentures is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of Debentures, the right, which is absolute and unconditional, of the Holder of any Debenture to convert such Debenture in accordance with Article 12.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                              SERVICO, INC.




                              By: /s/ Charles M. Diaz
                                  -------------------------------------
                                  Name: Charles M. Diaz
                                  Title: Vice President and Secretary




                              WILMINGTON TRUST COMPANY, AS TRUSTEE





                              By: /s/ W. Christopher Sponenberg
                                  -------------------------------------
                                  Name:  W. Christopher Sponenberg
                                  Title: Senior Financial Services Officer




                             LODGIAN, INC.




                             By: /s/ Charles M. Diaz
                                 --------------------------------------
                                 Name: Charles M. Diaz
                                 Title: Vice President and Secretary